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Perficient Announces Acquisition of Ameex Technologies
Strengthens Agile Software Development Capabilities and Adds Global Delivery Capacity in India

SAINT LOUIS (Oct. 11, 2022) – Perficient, Inc. (Nasdaq: PRFT) (“Perficient”), the leading digital consultancy transforming the world’s largest enterprises and biggest brands, today announced the acquisition of Ameex Technologies Corporation (“Ameex”), an approximately $19 million revenue digital experience consultancy headquartered in Schaumburg, IL, with offshore operations located in Chennai, India.

“We’re thrilled to continue to strengthen our global delivery capacity, enhance our digital capabilities and expand further within India with the strategic acquisition of Ameex Technologies,” said Chairman and CEO Jeff Davis. “More than 400 skilled global professionals are joining Perficient and bringing their award-winning agile software development, testing and support experience capabilities to the team.”

The acquisition of Ameex:
•Strengthens Perficient’s global delivery capabilities and capacity with enhanced agile software design, development, testing and support for customers, reducing costs and accelerating innovation;
•Broadens Perficient’s commerce and content solution offerings and expertise with CX consulting, experience design, data and analytics, automation, and digital technology engineering and development services;
•Expands Perficient’s presence in India, adding an offshore software development location in Chennai;
•Bolsters Perficient’s comprehensive partner network, bringing strong relationships with key technology innovators including Acquia, Adobe, Sitecore, Optimizely, Microsoft, Salesforce, and Snowflake;
•Adds more than 400 skilled global professionals; and
•Brings strategic client relationships with Fortune 1000 customers across several industries, including banking and financial services, healthcare and life sciences, consumer packaged goods and retail, education, and manufacturing sectors.

Ameex CEO and Cofounder Damodaran (Dan) Venkatesan and CTO and Cofounder Ranga Srinivasan join Perficient in key leadership roles.

“Perficient is well known for its world class end-to-end digital consulting capabilities and unmatched global delivery,” said Venkatesan. “We’re excited to join forces to not only deepen our digital experience and expertise, but also to help our clients deliver personalized and meaningful customer experiences and drive growth.”

“Ameex is renowned for its customer-centric culture and our reputation for enabling enterprises to digitally mature with innovative solutions and services,” said Srinivasan. “Joining forces with Perficient expands our capabilities and strengthens our ability to responsibly and profitably deliver unparalleled value to our clients.”

About Perficient
Perficient is the leading global digital consultancy. We imagine, create, engineer, and run digital transformation solutions that help our clients exceed customers’ expectations, outpace competition, and grow their business. With unparalleled strategy, creative, and technology capabilities, we bring big thinking and innovative ideas, along with a practical approach to help the world’s largest enterprises and biggest brands succeed. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. For more information, visit www.perficient.com.

Safe Harbor Statement Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2022. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2021.